UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 15, 2023

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Marina Del Rey, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review

On March 15, 2023, in connection with the continuing assessment and preparation of System1, Inc.'s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), management of the Company and the Audit Committee of the Company’s board of directors (the “Audit Committee”) concluded that errors existed that had a material impact on the previously issued unaudited condensed consolidated financial statements (the “quarterly financial statements”) of the Company (i) as of and for the period ended March 31, 2022 (“Q1 2022”) included in the Company’s Quarterly Report on Form 10-Q (“Form 10-Q”) filed with the Securities and Exchange Commission (“SEC”) on May 19, 2022, including the S1 Holdco LLC ("S1 Holdco") predecessor period presented therein, (ii) as of and for the three and six months ended June 30, 2022 (“Q2 2022”) included in the Company’s Form 10-Q filed with the SEC on August 15, 2022 and (iii) as of and for the three and nine months ended September 30, 2022 (“Q3 2022”) included in the Company’s Form 10-Q filed with the SEC on November 14, 2022.

The errors identified by the Company related to its accounting for (i) the valuation and purchase price allocation of certain intangible assets acquired in the Company’s business combination (the “Business Combination”) with S1 Holdco and System1 SS Protect Holdings, Inc. (“Protected”) on January 27, 2022, (ii), equity awards including certain restricted stock awards with market-based vesting conditions, related to the Business Combination, (iii) the valuation and purchase price allocation of intangible assets acquired in the Company’s acquisition of NextGen Shopping, Inc., d/b/a CouponFollow ("CouponFollow") on March 4, 2022, and (iv) certain other errors. These errors are currently expected to have an impact to net income (loss) of up to $15 million to $20 million in the impacted periods, primarily related to stock-based compensation, amortization expense and income tax expense. Further, the Company continues to evaluate the 2022 goodwill impairment analysis to determine the amount of goodwill impairment and the evaluation of the period in which an impairment of goodwill originated.

As a result, management of the Company and the Audit Committee determined that the previously issued condensed consolidated quarterly financial statements included in the Q1 2022 Form 10-Q, Q2 2022 Form 10-Q and Q3 2022 Form 10-Q, were materially misstated and accordingly each require restatement and should no longer be relied upon. In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Company’s quarterly financial statements and other related financial information covering Q1 2022, Q2 2022 and Q3 2022 should no longer be relied upon. The Company intends to correct the errors discussed above in an amendment to each of the Q1 2022, Q2 2022 and Q3 2022 Form 10-Qs.

The Company is still closing its books and records for the year ended December 31, 2022, which may result in the identification and correction of additional errors and any such additional errors could be individually material. Furthermore, the Company is still assessing the tax impacts of the errors identified to date.

The Company's management had previously concluded and disclosed that the Company’s disclosure controls and procedures were not effective due to the existence of material weaknesses in internal control over financial reporting. The Company is evaluating the impact of the misstatements described above on its internal control over financial reporting and disclosure controls and procedures, which may result in the identification of additional material weaknesses in internal control over financial reporting. Due to the identified material weaknesses, the Company has concluded, and will disclose within the 2022 Form 10-K, that its disclosure controls and procedures and internal control over financial reporting were not effective as of December 31, 2022. The Company will file a Form 12b-25/A Notification of Late Filing with respect to the 2022 Form 10-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the

Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include statements regarding the materiality or significance of the restatement discussed above, the quantitative effects of the restated financial statements, the timing of completion of the restatement and revisions and any anticipated conclusions of the Company, the Audit Committee or the Company’s management.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to, the discovery of additional information relevant to the quarterly financial statements; changes in the effects of the restatements on the Company’s financial statements or financial results; delay in the filing of the 2022 Form 10-K due to the Company’s efforts to prepare and complete the disclosures related to the restatements; the inherent limitations in internal control over financial reporting and the other factors discussed in the section titled “Risk Factors” included in the Company’s Q2 2022 10-Q and the Company’s Registration Statement on Form S-1, originally filed with the SEC on April 1, 2022, as subsequently amended (Reg. No. 333-262608), as such risk factors may be amended, updated or superseded from time to time by the Company’s subsequent filings with the SEC. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. The Company qualifies all of its forward-looking statements by these cautionary statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	March 16, 2023	By:	/s/ Tridivesh Kidambi
		Name:	Tridivesh Kidambi
		Title:	Chief Financial Officer

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